Goldman, Sachs & Co.
GSR 2005-AR2
Cut-off - March 1, 2005
Group 2 CA portion

Selection Criteria: Group 2 CA portion
Table of Contents

1. Stats
2. Product Type
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. Current Loan-To-Value Ratio
8. FICO Score
9. States
10. Top 10 Zipcodes
11. Index
12. Margin
13. Caps
14. Max Rate
15. Months to Roll
16. Delinquency in Days
17. Property Type
18. Occupancy Code
19. Purpose
20. Documentation Type
21. Interest Only
22. Mortgage Insurance
23. Servicer

1. Stats

Count: 190
Current Balance: $91,235,332
Average Current Balance: $480,186
Gross Weighted Average Coupon: 5.255%
Net Weighted Average Coupon: 4.964%
Weighted Average Expense Rate: 0.291%
Weighted Average Expense Rate - after Reset: 0.291%
Original Term: 360
Remaining Term: 357
Age: 3
Original Loan-to-Value Ratio: 72.97%
Current Loan-to-Value Ratio: 72.92%
Margin: 2.423%
Net Margin: 2.132%
Non-Zero Initial Periodic Cap: 5.000%
Non-Zero Subsequent Periodic Cap: 1.892%
Lifetime Cap: 5.327%
Maximum Interest Rate: 10.582%
Months to Next Roll: 57
FICO Score: 734
Max Zip Code Percentage: 2.225%

2. Product Type

Product Type	Count	Balance	Percent
5/1 ARMs	190	$91,235,332	100.00%
Total:	190	$91,235,332	100.00%

3. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	2	$390,000	0.40%
$200,000.01 to $350,000.00	13	3,796,403	4.2
$350,000.01 to $500,000.00	107	45,323,661	49.7
$500,000.01 to $650,000.00	56	32,146,537	35.2
$650,000.01 to $800,000.00	6	4,337,452	4.8
$800,000.01 to $950,000.00	5	4,241,329	4.6
$950,000.01 to $1,100,000.00	1	999,950	1.1
Total:	190	$91,235,332	100.00%

4. Current Rate

Current Rate	Count	Balance	Percent
3.750% to 3.999%	1	$543,957	0.60%
4.250% to 4.499%	2	947,732	1
4.500% to 4.749%	7	3,685,666	4
4.750% to 4.999%	22	10,477,181	11.5
5.000% to 5.249%	36	17,454,607	19.1
5.250% to 5.499%	59	30,271,158	33.2
5.500% to 5.749%	44	19,634,347	21.5
5.750% to 5.999%	19	8,220,682	9
Total:	190	$91,235,332	100.00%

5. Age

Age	Count	Balance	Percent
0 to 4	187	$89,719,332	98.30%
5 to 9	3	1,516,000	1.7
Total:	190	$91,235,332	100.00%

6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	3	$1,225,408	1.30%
30.001% to 40.000%	1	500,000	0.5
40.001% to 50.000%	3	1,374,505	1.5
50.001% to 60.000%	16	7,637,493	8.4
60.001% to 70.000%	36	17,627,399	19.3
70.001% to 75.000%	22	10,729,650	11.8
75.001% to 80.000%	108	51,641,926	56.6
80.001% to 85.000%	1	498,950	0.5
Total:	190	$91,235,332	100.00%

7. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
20.001% to 30.000%	3	$1,225,408	1.30%
30.001% to 40.000%	1	500,000	0.5
40.001% to 50.000%	3	1,374,505	1.5
50.001% to 60.000%	16	7,637,493	8.4
60.001% to 70.000%	36	17,627,399	19.3
70.001% to 75.000%	22	10,729,650	11.8
75.001% to 80.000%	108	51,641,926	56.6
80.001% to 85.000%	1	498,950	0.5
Total:	190	$91,235,332	100.00%

8. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	2	$1,304,548	1.40%
640 to 679	15	5,838,735	6.4
680 to 699	25	11,981,547	13.1
700 to 719	33	16,172,964	17.7
720 to 759	55	27,201,836	29.8
760 to 799	56	27,362,913	30
800 to 819	4	1,372,788	1.5
Total:	190	$91,235,332	100.00%

9. States

States	Count	Balance	Percent
CA	190	$91,235,332	100.00%
Total:	190	$91,235,332	100.00%

10. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
94513	4	$2,030,203	2.20%
95123	4	1,956,919	2.1
94550	4	1,770,522	1.9
95757	4	1,628,512	1.8
91913	3	1,588,200	1.7
94558	3	1,531,320	1.7
95035	3	1,463,327	1.6
92694	3	1,430,000	1.6
91354	3	1,389,150	1.5
92253	2	1,378,213	1.5
Other	157	75,068,966	82.3
Total:	190	$91,235,332	100.00%

11. Index

Index	Count	Balance	Percent
1 YR CMT	3	$928,493	1.00%
1 YR LIBOR	187	90,306,839	99
Total:	190	$91,235,332	100.00%

12. Margin

Margin	Count	Balance	Percent
2.25%	122	$59,685,673	65.40%
2.75%	68	31,549,659	34.6
Total:	190	$91,235,332	100.00%

13. Caps

Caps	Count	Balance	Percent
5/1/2006	23	$9,893,889	10.80%
5/2/2005	126	61,422,167	67.3
5/2/2006	41	19,919,276	21.8
Total:	190	$91,235,332	100.00%

14. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	21	$10,028,388	11.00%
10.000% to 10.499%	64	32,876,779	36
10.500% to 10.999%	53	24,687,105	27.1
11.000% to 11.499%	33	15,796,719	17.3
11.500% to 11.999%	19	7,846,341	8.6
Total:	190	$91,235,332	100.00%

15. Months to Roll

Months to Roll	Count	Balance	Percent
37 to 60	190	$91,235,332	100.00%
Total:	190	$91,235,332	100.00%

16. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	187	$89,754,706	98.40%
30	3	1,480,626	1.6
Total:	190	$91,235,332	100.00%

17. Property Type

Property Type	Count	Balance	Percent
Single Family	120	$58,355,891	64.00%
Planned Unit Development	48	24,061,671	26.4
Condominium	22	8,817,770	9.7
Total:	190	$91,235,332	100.00%

18. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary Residence	184	$89,013,487	97.60%
Second Home	6	2,221,845	2.4
Total:	190	$91,235,332	100.00%

19. Purpose

Purpose	Count	Balance	Percent
Purchase	97	$48,824,200	53.50%
Rate Term Refinance	49	23,164,503	25.4
Cash Out Refinance	44	19,246,630	21.1
Total:	190	$91,235,332	100.00%

20. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	52	$25,576,910	28.00%
Full Documentation	92	43,931,712	48.2
Income Only	46	21,726,710	23.8
Total:	190	$91,235,332	100.00%

21. Interest Only

Interest Only	Count	Balance	Percent
Y	154	$73,931,125	81.00%
N	36	17,304,207	19
Total:	190	$91,235,332	100.00%

22. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CurLTV <= 80	189	$90,736,382	99.50%
CurLTV > 80 and Insured	1	498,950	0.5
Total:	190	$91,235,332	100.00%

23. Servicer

Servicer	Count	Balance	Percent
IndyMac	64	$29,813,165	32.70%
National City Mortgage	126	61,422,167	67.3
Total:	190	$91,235,332	100.00%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the 밪EC? and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.